ADVISORSHARES TRUST

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF

NYSE Arca Ticker: TTFS

Supplement dated August 21, 2015

to the Summary Prospectus, Prospectus, and Statement of Additional Information

dated November 1, 2014

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) for the AdvisorShares TrimTabs Float Shrink ETF (the “Fund”) and should be read in conjunction with those documents.

Effective immediately, Ted Theodore with TrimTabs Asset Management, LLC, investment sub-adviser to the Fund, will replace Charles Biderman and Minyi Chen as the new portfolio manager of the Fund. All references to Messrs. Biderman and Chen in the Summary Prospectus, Prospectus, and SAI are hereby deleted. Specific revisions to the Fund’s documents relating to Mr. Theodore are set forth below.

Summary Prospectus and Prospectus

The following replaces the portfolio manager information in the table on page 4:

Name and Title	Length of Service with Sub-Advisor
Ted Theodore, CFA, Portfolio Manager and Executive Vice President	since 2015

Prospectus

The following replaces the portfolio manager information on page 10 of the Prospectus:

PORTFOLIO MANAGER

The following portfolio manager is primarily responsible for the day-to-day management of the Fund.

Ted Theodore, CFA, Portfolio Manager and Executive Vice President. Mr. Theodore is an experienced investment professional, having specialized both in portfolio management and investment strategy. In addition to having been a senior portfolio manager at Citibank and Morgan Stanley, he was head of equity strategy at Citibank and author of the first published research analysis of growth vs. value investing while at Morgan Stanley. His roles have ranged from director of research to chief investment officer. Mr. Theodore’s research has been published widely, including in the Journal of Investing and the Journal of Portfolio Management. Mr. Theodore has been a frequent speaker at a wide range of conferences and was chair of the Asset Allocation Congress. On a number of occasions, Mr. Theodore has conducted half-day workshops on global tactical asset allocation. In addition to investing in financial futures and other derivatives, he was an early adopter of ETFs and started one of the first ETF strategist products. Mr. Theodore earned both an MBA in finance and undergraduate degree in economics from the University of Michigan. He is a member of the Institute of Chartered Financial Analysts, the New York Society of Security Analysts and the Market Technicians Association.

Statement of Additional Information

The following replaces the corresponding information in the portfolio manager section of the SAI relating to the Fund (see page 80):

Portfolio Manager Compensation. The portfolio manager is compensated by Trim Tabs Asset Management, LLC in the form of a fixed salary as determined by the Sub-Advisor.

Fund Shares Owned by Portfolio Manager.

Portfolio Manager	Dollar Range of Shares Owned in the Fund*
Ted Theodore	None

* Information provided as of June 30, 2015.

Other Accounts Managed by Portfolio Manager. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ted Theodore	1	$15	0	$0	0	$0

* Information provided as of June 30, 2015.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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